SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

       Date of Report (date of earliest event reported) December 10, 2003


                       Nelnet Education Loan Funding, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)




           Nebraska               333-104736                47-0809600
------------------------------    ----------                ----------
(State of other jurisdiction      (Commission               (IRS Employer ID
 of incorporation)                 File Number)              Number)


121 South 13th Street, Suite 201, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                        (402) 458-2300
                                                            --------------




          (Former name or former address, if changed since last report)


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Item 5. Other Events

     This Current Report on Form 8-K is being filed to update the description of the pool of student loans held in the trust estate securing the repayment of Nelnet Education Loan Funding, Inc.'s Class 2003-1 A-1 through Class 2003-1 A-12, Class 2003-1 B-1 and Class 2003-1 B-2 student loan asset-backed auction rate notes.

     Nelnet Education Loan Funding agreed to file a Current Report on Form 8-K at the end of the prefunding period described in the Prospectus Supplement and Prospectus, each dated June 26, 2003, (collectively, the "Prospectus") to update the collateral information contained in the Prospectus. The prefunding period ended on December 10, 2003. The percentages set forth in the tables attached hereto may not always total 100% and the balances may not always total to $975,293,105 due to rounding.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1   Composition of the Student Loan Portfolio as of October 31, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NELNET EDUCATION LOAN
                                      FUNDING, INC.


                                      By: /s/ Jeffrey R. Noordhoek
                                         ----------------------------------
                                         Jeffrey R. Noordhoek
                                         Vice-President


Dated:  December 23, 2003

                                  EXHIBIT INDEX



               Exhibit


99.1    Composition of Loan Portfolio